SECOND AMENDMENT TO ACCOUNTS RECEIVABLE PURCHASE AGREEMENT


    This Second Amendment to Accounts Receivable Purchase Agreement (this "Modification Agreement") is entered into as of December 28th, 2004 by and between SILICON VALLEY BANK, a California chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Buyer"), and COMTEX NEWS NETWORK, INC., a Delaware corporation with its chief executive office at 375 Park Avenue, New York, New York 10152 and administrative offices at 625 N. Washington Street, Suite 301, Alexandria, Virginia 22314 ("Seller").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLI ATIONS. Among other indebtedness and obligations which may be owing by Seller to Buyer, Seller is indebted to Buyer pursuant to a financing arrangement dated as of December 18, 2003 evidenced by, among other documents, a certain Accounts Receivable Purchase Agreement dated December 18, 2003, as amended by a certain First Amendment to Accounts Receivable Purchase Agreement (the "First Amendment") dated August 23, 2004 (as amended, the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Purchase Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Purchase Agreement (together with any other collateral security granted to Buyer, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

    A. Modifications to the Purchase Agreement.

       1. The Purchase Agreement shall be amended by deleting the following definitions appearing in Section 1 thereof

           "1.6 "Applicable Rate" is a per annum rate equal to the Prime Rate plus two and one half percent (2.50%).

           1.39 "Term" the period from the Closing Date through December ____, 2004."

          and inserting in lieu thereof the following:

           "1.6 "Applicable Rate" is a per annum rate equal to the Prime Rate plus one and one half percent (1.50%).

           1.39  "Term" is the period ending on December 27, 2005."

       2. The Purchase Agreement shall be amended by deleting the following, appearing as Section 6.2(w)(iii) thereof

                 "(iii) as soon as available, but no later than one hundred twenty (120) days after the end of Seller's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Buyer, together with a compliance certificate described in (v) below;"

          and inserting in lieu thereof the following:

                 "(iii) as soon as available, but no later than one hundred fifty (150) days after the end of Seller's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Buyer, together with a compliance certificate described in (v) below;"

       3. The Purchase Agreement shall be amended by deleting the following, appearing as Section 6.2(z):

                 "(z) Seller shall at all times maintain
                 $300,000.00 in (i) unrestricted cash deposits maintained at Buyer, and/or (ii) excess 'availability to request Advances' under this Agreement (net of outstanding Advances). As used herein, "availability to request Advances" shall be determined by Buyer in its sole discretion, and calculated based upon 80.0% of the face amount of Seller's Receivables deemed acceptable to Buyer for inclusion in such calculation."

          and inserting in lieu thereof the following;

                 "(z) Seller shall at all times maintain
                 $300,000.00 in unrestricted cash deposits maintained at Buyer."

    B. Modification to the First Amendment. The First Amendment shall be amended by deleting the following text appearing in Section 3 thereof

          "D. Notwithstanding the terms of the Purchase Agreement, the Applicable Rate with respect to Purchased
               Receivables based on Royalty Receivables shall be equal to the Prime Rate plus three and one-half percent (3.50%); and

          E. The aggregate gross face amount of all Purchased Receivables based on Royalty Receivables shall not exceed $200,000, and, accordingly, the aggregate amount of all Advances made based on Royalty Receivables shall not exceed $100,000."

        and inserting in lieu thereof the following:

          "D. Notwithstanding the terms of the Purchase Agreement, the Applicable Rate with respect to Purchased
               Receivables based on Royalty Receivables shall be equal to the Prime Rate plus two and one-half percent (2.50%);

          E. The aggregate gross face amount of all Purchased Receivables based on Royalty Receivables shall not exceed $300,000, and, accordingly, the aggregate amount of all Advances made based on Royalty Receivables shall not exceed $150,000; and

          F. Seller shall provide Buyer with, as soon as available, but no later than thirty (30) days after the last day of each month, a listing of Royalty
               Receivables."

       4. FEES. Seller shall pay to Buyer a modification fee of Ten Thousand Dollars ($10,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Seller shall also reimburse Buyer for all legal fees and expenses incurred in connection with this amendment to the Existing Documents.

       5. CONSISTENT CHANGES. The Existing Documents are hereby amended wherever necessary to reflect the changes described above.

       6. RATIFICATION OF DOCUMENTS. Seller hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Buyer, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations,

       7. NO DEFENSES OF SELLER. Seller hereby acknowledges and agrees that Seller has no offsets, defenses, claims, or counterclaims against Buyer with respect to the Obligations, or otherwise, and that if Seller now has, or ever did have, any offsets, defenses, claims, or counterclaims against Buyer, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Seller hereby RELEASES Buyer from any liability thereunder.

       8. CONTINUING VALIDITY. Seller understands and agrees that in modifying the existing Obligations, Buyer is relying upon Seller's representations, warranties, and agreements, as set forth in the Existing Documents. Except as expressly modified pursuant to this Modification Agreement, the terms of the Existing Documents remain unchanged and in full force and effect. Buyer's agreement to modifications to the existing Obligations pursuant to this Modification Agreement in no way shall obligate Buyer to make any future modifications to the Obligations. Nothing in this Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Buyer and Seller to retain as liable parties all makers of Existing Documents, unless the party is expressly released by Buyer in writing. No maker will be released by virtue of this Modification Agreement.

       9. COUNTERSIGNATURE. This Modification Agreement shall become effective only when it shall have been executed by Seller and Buyer.

    This Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

SELLER:                                BUYER:

COMTEX NEWS NETWORK, INC.              SILICON VALLEY BANK



By: /s/ C.W. Gilluly                   By: /s/ John K. Peck
    --------------------------             -----------------------


Name: C.W. Gilluly                     Name: John K. Peck
      ------------------------               -----------------------


Title: CEO                             Title: Vice President
       -----------------------                ------------------------